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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the (a) Joint Registration Statement on Form S-4 (File No. 333-39875 and No. 333-39875-01) of Patriot American Hospitality, Inc. and Wyndham International, Inc. (formerly Patriot American Hospitality Operating Company), (b) Joint Registration Statement on Form S-4 (File No. 333-40041 and No. 333-40041-01) of Patriot American Hospitality, Inc. and Wyndham International Inc. (formerly Patriot American Hospitality Operating Company), (c) Joint Registration Statement on Form S-3 (File No. 333-46353 and No. 333-46353-01) and related Prospectus of Patriot American Hospitality, Inc. and Wyndham International, Inc. (formerly Patriot American Hospitality Operating Company), (d) Joint Registration Statement on Form S-3 (File No. 333-51289 and No. 333-51289-01) and related Prospectus of Patriot American Hospitality, Inc. and Wyndham International, Inc., (e) Joint Registration Statement on Form S-3 (File No. 333-51779 and No. 333-51779-01) and related Prospectus of Patriot American Hospitality, Inc. and Wyndham International, Inc., (f) Joint Registration Statement on Form S-8 (File No. 333-56315 and No. 333-56315-01) of Patriot American Hospitality, Inc. and Wyndham International, Inc., (g) Joint Registration Statement on Form S-3 (File No. 333-58705 and No. 333-58705-01) and related Prospectus of Patriot American Hospitality, Inc. and Wyndham International, Inc., (h) Joint Registration Statement on Form S-3 (File No. 333-64357 and No. 333-64357-01) and related Prospectus of Patriot American Hospitality, Inc. and Wyndham International, Inc., and (i) Joint Registration Statement on Form S-3 (File No. 333-65339 and No. 333-65339-01) and related Prospectus of Patriot American Hospitality, Inc. and Wyndham International, Inc. of our report dated March 1, 1999, with respect to the financial statements and schedules of Patriot American Hospitality, Inc. and Wyndham International, Inc. included in this Form 10-K for the year ended December 31, 1998.

                                          /s/ Ernst & Young LLP

Dallas, Texas
March 24, 1999